                                                                   EXHIBIT 10.10

                     AMENDMENT NUMBER ONE TO LOAN AGREEMENT


         THIS AMENDMENT NUMBER ONE TO LOAN AGREEMENT (this "Amendment"), dated as of March 28, 2001, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

         WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

         WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement to, among other things, amend the financial covenants and provide for certain discretionary investments; and

         WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.       AMENDMENTS TO LOAN AGREEMENT.

         (a) Section 1.1 of the Loan Agreement hereby is amended by adding the following defined terms in proper alphabetical order:

                  "First Amendment" means that certain Amendment Number One to Loan Agreement, dated as of March 28, 2001, among the Borrowers and the Lender Group.

                  "First Amendment Closing Date" means the date, if ever, that all of the conditions set forth in Section 3 of the First Amendment shall be satisfied.

         (b) The definition of "Permitted Investment" set forth in Section 1.1 of the Loan Agreement hereby is amended by deleting the word "and" appearing immediately prior to clause (h) appearing in said definition and inserting the following text immediately after clause (h) appearing therein:

                  ", and (i) so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) the average Combined Availability for the 30 day period immediately preceding the date of the consummation of the proposed investment and after giving effect thereto is not less than $25,000,000, and (iii) Administrative Borrower provides Agent with not less than 10 Business Days prior written notice of the proposed investment and, in connection therewith, provides Agent with such supplemental information as Agent may reasonably request describing the nature and amount of the proposed investment, discretionary investments by one or more of the Obligors in non-Obligor third Persons in an aggregate amount not to exceed $1,000,000 in any 12 month period."

         (c) Section 7.10 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale, or, except in connection with the businesses of brokering, or entering into tolling agreements regarding, scrap metal, have possession of any property on consignment to an Obligor; provided, however, that the foregoing shall not prevent the Obligors from consigning Inventory to third Persons, so long as (a) Administrative Borrower shall have given 10 days prior written notice to Agent of the proposed consignee, (b) on or prior to any such consignment, Administrative Borrower shall have provided such evidence as Collateral Agent may reasonably request demonstrating that the applicable Obligor shall have taken such steps as may be necessary so as to ensure that such consigned Inventory is not subject to the claims of the applicable consignee's creditors, including without limitation, segregating the consigned Inventory and filing such financing statements or other filings reflecting the applicable Obligor, as consignor, and the applicable third Person, as consignee, as may be appropriate, (c) prior to delivering any Inventory to the proposed consignee, the applicable Obligor provides any financing statements or other filings necessary to perfect and continue perfected the Collateral Agent's Liens on such consigned Inventory, (d) the aggregate amount of consigned Inventory does not exceed $20,000,000 at any one time outstanding, and (e) the aggregate amount of consigned Inventory held by any individual consignee does not exceed $5,000,000 at any one time outstanding."

         (d) Section 7.19(a) of the Loan Agreement hereby is amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:

      FISCAL QUARTER ENDING                                MINIMUM EBITDA
      ---------------------                                --------------
     for the 12 months ended                                $55,000,000
         March 31, 2001
     for the 12 months ended                                $65,500,000
          June 30, 2001
     for the 12 months ended                                $76,000,000
       September 30, 2001
     for the 12 months ended                                $85,000,000
        December 31, 2001
     for the 12 months ended                                $89,700,000
         March 31, 2002
     for the 12 months ended                                $94,800,000
          June 30, 2002
     for the 12 months ended                                $95,500,000
       September 30, 2002


         (e) Section 7.19(b) of the Loan Agreement hereby is amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:

      FISCAL QUARTER ENDING             MINIMUM INTEREST COVERAGE RATIO
      ---------------------             -------------------------------
     for the 12 months ended                       1.69:1.00
         March 31, 2001
     for the 12 months ended                       1.98:1.00
          June 30, 2001
     for the 12 months ended                       2.13:1.00
       September 30, 2001

      FISCAL QUARTER ENDING             MINIMUM INTEREST COVERAGE RATIO
      ---------------------             -------------------------------
     for the 12 months ended                      2.21:1.00
        December 31, 2001
     for the 12 months ended                      2.34:1.00
         March 31, 2002
     for the 12 months ended                      2.47:1.00
          June 30, 2002
     for the 12 months ended                      2.49:1.00
       September 30, 2002


         (f) Section 16.17(d) of the Loan Agreement hereby is amended and restated in its entirety as follows:

         "(d) acknowledges that such Lender is aware of the provisions of the Exchange Act and particularly Rule 10b-5 promulgated by the SEC thereunder with regard to material non-public information; such Lender acknowledges that some information received from Parent will be material non-public information; such Lender agrees to keep all Reports and other material, non-public information regarding Borrowers and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrowers that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee, transferee, or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Borrowers of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof; and"

         (g) Schedule 5.8 of the Loan Agreement hereby is amended and restated in its entirety in the form of Amended and Restated Schedule 5.8 attached hereto.

         (h) Schedule 6.11 of the Loan Agreement hereby is amended to include the locations set forth on the Addendum to Schedule 6.11 attached hereto.

3. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

         (b) Agent shall have received a fee, for the ratable benefit of the Lender Group, of $200,000 in cash or by wire transfer of immediately available funds.

         (c) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit B, duly executed and delivered by an authorized official of each Guarantor.

         (d) The Junior Secured Debt Documents shall have been amended in form and substance satisfactory to Agent and Parent shall have delivered a copy of such amendments to Agent certified by the Secretary of Parent as being a true, correct, and complete copy thereof.

         (e) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

         (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrowers, Guarantors, or the Lender Group.

4. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.       MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (c) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "Schedule 5.8" shall mean and refer to "Amended and Restated
Schedule 5.8" attached hereto.

         (d) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "Schedule 6.11" shall be mean and refer to "Schedule 6.11" as amended by "Addendum to Schedule 6.11" attached hereto.

                            [Signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                   PHILIP SERVICES CORPORATION,
                                   a Delaware corporation

                                   PSC BY-PRODUCTS SERVICES, INC.,
                                   a Delaware corporation

                                   PSC INDUSTRIAL OUTSOURCING, INC.
                                   a Delaware corporation

                                   PSC METALS, INC. (1)
                                   an Ohio corporation

                                   PHILIP INDUSTRIAL SERVICES (USA), INC.,
                                   a Delaware corporation

                                   REPUBLIC ENVIRONMENTAL RECYCLING
                                   (NEW JERSEY), INC.,
                                   a Delaware corporation

                                   NORTHLAND ENVIRONMENTAL, INC.,
                                   a Delaware corporation

                                   SOLVENT RECOVERY CORPORATION,
                                   a Missouri corporation

                                   PHILIP ENVIRONMENTAL SERVICES CORPORATION, a Missouri corporation

                                   COUSINS WASTE CONTROL CORPORATION,
                                   an Ohio corporation

                                   21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                   OF NEVADA,
                                   a Nevada corporation

                                   21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.
                                   OF RHODE ISLAND
                                   a Rhode Island corporation

------
(1) Mr. Brindley is Treasurer of this Corporation.

                                   CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK
                                   - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT
                                   COMPANY
                                   a New York corporation

                                   BURLINGTON ENVIRONMENTAL INC.,
                                   a Washington corporation

                                   REPUBLIC ENVIRONMENTAL SYSTEMS
                                   (PENNSYLVANIA), INC.
                                   a Pennsylvania corporation

                                   CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA
                                   - A 21ST CENTURY ENVIRONMENTAL
                                   MANAGEMENT COMPANY,
                                   a Florida corporation

                                   RESOURCE RECOVERY CORPORATION,
                                   a Washington corporation

                                   REPUBLIC ENVIRONMENTAL SYSTEMS
                                   (TRANSPORTATION GROUP), INC.,
                                   a Pennsylvania corporation

                                   CHEM FREIGHT, INC.,
                                   an Ohio corporation

                                   NORTRU, INC.,
                                   a Michigan corporation

                                   CHEMICAL RECLAMATION SERVICES, INC.,
                                   a Texas corporation

                                   PHILIP RECLAMATION SERVICES, HOUSTON, INC., a Texas corporation

                                   THERMALKEM INC.,
                                   a Delaware corporation

                                   ALLWORTH, INC.,
                                   an Alabama corporation

                                   RHO-CHEM CORPORATION,
                                   a California corporation

                                   CYANOKEM INC.,
                                   a Michigan corporation

                                   INTERNATIONAL CATALYST, INC.,
                                   a Nevada corporation

                                   ALLWASTE TANK CLEANING, INC.,
                                   a Georgia corporation

                                   CAPPCO TUBULAR PRODUCTS USA, INC.,
                                   a Georgia corporation

                                   PHILIP METALS (NEW YORK), INC.,
                                   a New York corporation

                                   TOTAL REFRACTORY SYSTEMS, INC.,
                                   a Nevada corporation

                                   PHILIP SERVICES/NORTH CENTRAL, INC.
                                   an Iowa corporation

                                   RMF GLOBAL, INC.
                                   an Ohio corporation

                                   JESCO INDUSTRIAL SERVICE, INC.,
                                   a Kentucky corporation

                                   PHILIP METALS (USA), INC.,
                                   an Ohio corporation

                                   PHILIP METALS RECOVERY (USA) INC., (2)
                                   an Arizona corporation

                                   ACE/ALLWASTE ENVIRONMENTAL SERVICES
                                   OF INDIANA, INC.,
                                   an Illinois corporation

                                   LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation

                                   SERV-TECH EPC, INC.,
                                   a Nevada corporation

--------
{2} We draw your attention to the fact this Corporation is not currently in good standing. Immediate steps have been taken to resolve this.

                                   PSC INDUSTRIAL SERVICES, INC.,
                                   a Delaware corporation

                                   PHILIP SERVICES PHENCORP
                                   INTERNATIONAL INC.
                                   a Delaware corporation

                                   PHILIP TRANSPORTATION AND
                                   REMEDIATION, INC.
                                   a California corporation

                                   DELTA MAINTENANCE, INC.
                                   a Louisiana corporation

                                   PHILIP SERVICES CECATUR HOLDINGS LLC,
                                   a Delaware Limited Liability Company

                                   PHILIP SERVICES CECATUR INC.
                                   a Delaware corporation

                                   PHILIP SERVICES (PHENCORP) LLC
                                   a Delaware Limited Liability Company

                                   PSC RECOVERY SYSTEMS, INC.
                                   a Georgia corporation

                                   REPUBLIC ENVIRONMENTAL SYSTEMS
                                   (TECHNICAL SERVICES GROUP), INC.
                                   a New Jersey corporation

                                   GEORGIA RECOVERY SYSTEMS, (3)
                                   a Georgia partnership

                                   GRS/LAKE CHARLES, LTD. (3)
                                   a Louisiana limited partnership

                                   PHILIP INDUSTRIAL SERVICES, INC.
                                   a Delaware corporation
                                   a successor in interest to Philip
                                   Industrial Services (USA), Inc.

                                   RMF INDUSTRIAL CONTRACTING, INC.
                                   a Michigan corporation




                                   BY:  _________________________________
                                        Kevin F. Brindley
                                        Vice President and Treasurer


-----------------

(3) The general partner is Allwaste Recovery Systems, Inc. n/k/a PSC Recovery Systems, Inc., a Georgia corporation.

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation, as Agent and
                                   as a Lender


                                   By:    _______________________________

                                   Name:  _______________________________

                                   Title: _______________________________

                                   FOOTHILL INCOME TRUST L.P.,
                                   a Delaware limited partnership, as a Lender

                                   By:   FIT GP, LLC, its general partner


                                   By: ___________________________
                                   Its: Managing Member



                                   FOOTHILL PARTNERS III, L.P.,
                                   a Delaware limited partnership, as a Lender


                                   By: _______________________________
                                   Its: Managing General Partner

                                   ABLECO FINANCE LLC,
                                   a Delaware limited liability company,
                                   as a Lender


                                   By:    _______________________________

                                   Name:  _______________________________

                                   Title: _______________________________

                                   MADELEINE LLC,
                                   a New York limited liability company,
                                   as a Lender


                                   By:    _______________________________

                                   Name:  _______________________________

                                   Title: _______________________________

                                   ARNOS CORPORATION,
                                   a Nevada corporation, as a Lender


                                   By:    _______________________________

                                   Name:  _______________________________

                                   Title: _______________________________

                                    EXHIBIT B

                            REAFFIRMATION AND CONSENT

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or in Amendment Number One to Loan Agreement, dated as of March __, 2001 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and
(d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [signature page follows]

                  IN WITNESS WHEREOF, the undersigned have each executed this Reaffirmation and Consent as of the date of the Letter Agreement.


                                        Philip Services Inc.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President


                                        Philip Analytical Services Inc.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President


                                        Philip Investment Corp.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President


                                        Recyclage d' Aluminium Inc.,
                                        a Canadian corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President

                                        ST Delta Canada, Inc.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President


                                        Nortru, Ltd.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President


                                        Allies Staffing Ltd.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President


                                        Servtech Canada, Inc.,
                                        a Canadian corporation


                                        By:
                                           -------------------------------------
                                           Name:  Anthony G. Fernandes
                                           Title: President

                                        Arc Dust Processing (Barbados) Limited,
                                        a Barbados corporation


                                        By:
                                           -------------------------------------
                                           Name:  Thomas J. Olsen
                                           Title: Director


                                        Philip International Development Inc.,
                                        a Barbados corporation


                                        By:
                                           -------------------------------------
                                           Name:  Thomas J. Olsen
                                           Title: Director